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                                                                   EXHIBIT 10.12

                              LICENSING AGREEMENT

     This LICENSING AGREEMENT ("Agreement") is made this 29th day of November, 1999, by and between The BigHub.com, Inc., a Florida corporation ("Licensor"), and PriceNet USA, Inc., a Nevada corporation ("Licensee").


                                   RECITALS
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     WHEREAS, Licensor owns and operates a web site on the Internet at
www.thebighub.com which, among other things, is an advanced portal and contains a megasearch engine and specialty search engine.

     WHEREAS, Licensor is the owner of the technology underlying the megasearch engine and specialty search engine (collectively, the "Megasearch Technology") and Licensor is the Exclusive Domestic Marketer of TheBigStore Private Label Product.

     WHEREAS, Licensor and Licensee wish to outline the terms and conditions pursuant to which the Licensee is authorized, during the term of this Agreement, to make use of the Megasearch Technology and all content (the "Content") on Licensor's web page (the "Web Page") through the development and creation of a private label web page.

     NOW, THEREFORE, the parties hereto agree as follows:

1.   Grant of License.  Subject to the terms and conditions of this Agreement,
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     the Licensor hereby grants to Licensee a perpetual, nonexclusive right and license to use its Megasearch Technology and Content on a private label basis in connection with a web page to be operated by Licensee on the Internet (the "License"). In this regard, the License shall apply solely to that Content which is available on Licensor's Web Page at the time of entering into this Agreement and which the Licensor has the right to sublicense. Licensor shall no obligation to license to Licensee any new Content added to the Web Page following the date hereof. In the event that Licensee should desire to license any new Content, the parties shall negotiate in good faith the terms of such license. The Content which is currently available for licensing to Licensee is Horoscope, Lottery, Yellow Pages, White Pages, Maps, Weather, Stocks, Ski Reports, and News.

2.   Licensor's Representations and Obligations
     ------------------------------------------

     2.1 Representation of Licensor. The Licensor represents and warrants to the Licensee that:

          (a)  the Licensor is the owner of the Megasearch Technology;

          (b) the Licensor has the right to develop, sell, distribute and put into use the Megasearch Technology; and
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          (c)  The Megasearch Technology does not, to the knowledge of Licensor, infringe any patent, copyright, trademark, trade secret or other intellectual property rights, or similar rights of any third party.

     2.2  Disclaimer.  Except as expressly provided herein, the Licensor makes
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no representations or warranties, either express or implied, with respect to the
Megasearch Technology or Content. Without limiting the generality of the foregoing, the Licensor specifically disclaims any implied warranty or representation that the use of the Megasearch Technology or Content will provide to Licensee any particular result or will be suitable for Licensee's purposes.

     2.3  Limitation of Liability.  Notwithstanding anything to the contrary
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contained herein, the limit of Licensor's liability (whether in contract, tort, negligence, strict liability in tort or by statute or otherwise) to License or to any third party concerning performance or non-performance under this Agreement, or in any manner related to this Agreement, for any and all claims shall not in the aggregate exceed the monetary amounts previously paid by Licensee to Licensor pursuant to this Agreement. IN NO EVENT SHALL LICENSOR BE LIABLE FOR CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL OR PUNITIVE LOSS, DAMAGES OR EXPENSES (INCLUDING LOST PROFITS OR SAVINGS) EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

3.   Term and Termination.
     --------------------

     3.1 The term of this Agreement shall commence as of the Effective Date and continue for a period of (Five) years (the "Initial Term") unless sooner terminated as provided below. Upon expiration of the Initial Term and any Additional Term (as defined below), the Agreement shall be automatically extended for additional periods of one (1) year (each an "Additional Term"), unless not less than sixty (60) days prior to the expiration of such Initial Term or Additional Term one party shall have delivered to the other party a written notice of its intent not to extend this Agreement. Within sixty (60) days prior to the expiration of the Initial Term and each Additional Term, the parties agree to negotiate the terms of such Additional Term, which negotiations shall take into consideration the current market rate for such services (including anticipated services). The Initial Term and each Additional Term are collectively referred to herein as the "Term."

     3.2 Licensor and Licensee may mutually agree in writing to terminate this Agreement at any time.

     3.3  Either party may terminate this Agreement immediately if:

          (a) The other party has breached a material term of this Agreement and, after written notice and a reasonable opportunity, not to exceed fifteen
(15) days, the other party fails to cure such breach; or

          (b) The other party has committed any act or omission that materially injures the reputation of the other party.

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     3.4  This Agreement shall automatically terminate upon the occurrence of any of the following events:

          (a)  The bankruptcy or insolvency of either party; or

          (b)  The liquidation or dissolution of either party; or

          (c)  A "Change of Control" of Licensee. Change of Control shall mean
               (1) any merger, consolidation or sale of Licensee where more than 50% of combined voting power of the surviving entity changes, or
               (2) the sale transfer or other disposition of substantially all of Licensee's assets.

     3.5 Upon any termination of this Agreement, each party shall promptly deliver to the other party all Confidential Information (defined below) and property belonging to the other party that is in its possession or under its control, and neither party shall retain copies or reproductions of such Confidential Information.

4.   Compensation.  As compensation for using the Megasearch Technology and
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Content, Private Label Marketing Fees, and for the Licensor developing and creating a private label web page, Licensee shall pay to Licensor a fee equal to Twenty-Five Dollars ($25) for each Internet Mall Operator (IMO) product sold by PriceNet after the back-end services and fulfillment for the (IMO) becomes available Online. All Fees payable within Ten days following the end of the month sales.

     4.2 A monthly maintenance fee of Five Dollars ($_5.00__) for every IMO currently using The BigStore Private Label mall, which shall be payable on the first day of each month following commencement of the private label Back-end Processing Services and at the IMO annual renewal date respectively.

5.   Independent Contractor Relationship.  This Agreement shall in no way be
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construed to constitute either party as a partner, joint venturer, agent, or employee of the other party, and neither party shall act or attempt to act or represent itself, directly or by implication, as a partner, joint venturer, agent or employee of the other party. Neither party nor any of its respective employees shall have any authority to enter into contracts, make commitments or otherwise bind the other party to any obligations without the other party's prior written consent.

6.   Confidentiality; Non-Circumvention and Non-Competition.
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     (a)  Each party acknowledges and agrees that it will have access to or be provided with confidential information of the other party during the term of this Agreement. As used herein, the term "Confidential Information" shall mean any and all proprietary or confidential information of a party, including, without limitation such party's business plan, business presentation or related proprietary and financial information as well as other confidential or proprietary information of such party regarding the such party's business, plans, financial results and statements, markets, projected activities, customers and results of operations, requirements

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and sources, contracts, means, methods and processes of providing services, copyrights, patents, trademarks, trade secrets, and financial information.

     (b) Each party agrees to keep the Confidential Information of the other party in the strictest confidence, and agrees that it will not, directly or indirectly, publish or disclose, or authorize the publication or disclosure of, or assist any third party in publishing or disclosing, any Confidential Information to anyone other than its employees or consultants, but only to the extent necessary for the fulfillment of its obligations under this Agreement and subject in each such case to the such party using its best efforts to ensure that the persons to whom Confidential Information is disclosed keep such information confidential and do not use such Confidential Information except for the purposes for which the disclosure is made. Each party agrees to comply with the other party's policies and regulations, as may be reasonably established from time to time, for the protection of its Confidential Information.

     (c) Each party's confidentiality obligations shall continue with respect to each item of Confidential Information, including after the termination of this Agreement, for a period of five (5) years or until such time as such party can show that any such item of Confidential Information (i) has legally and properly entered the public domain through a source other than its own and through no fault of its own, (ii) has legally and properly been received from an unrelated third party through no breach of any agreement with the other party and without an obligation to keep it confidential, (iii) was known to such party or was in such party's possession, without any obligation to keep it confidential, prior to the receipt of such item of Confidential Information from the other party, or (iv) was independently developed by one party without reference to Confidential Information received hereunder.

     (d) Each party acknowledges that the other party's Confidential Information is of a special, unique and extraordinary character and for that reason the other party will be irreparably damaged in the event that the confidentiality, non-circumvention or non-competition obligations imposed upon it, as set forth herein, are not specifically enforced. Accordingly, each party agrees that the other party shall be entitled, at its election, to institute and prosecute proceedings against it, as set forth herein, in any court of competent jurisdiction, either at law or equity, to: (i) obtain damages for breach of the obligations hereunder; (ii) enforce specific performance of said obligations, or both. Such remedies are cumulative and not exclusive and shall be in addition to any and all other remedies which the other party may have, at law or in equity, in the event the a party breaches any of its obligations hereunder. The parties hereto confirm that the covenants in this Agreement are expressly deemed to cover acts of negligence and any inadvertent disclosure or violation of the terms herein.

7.   Ownership of Proprietary Information.  Licensee hereby acknowledges and
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agrees that the Megasearch Technology is the sole and exclusive property of
Licensor and that Licensee has no, and shall not obtain any by virtue of this Agreement, right, title or interest in or to any of the Megasearch Technology.

8.   Indemnification.  Each party (the "Indemnifying Party") agrees to defend,
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indemnify and hold harmless the other party and its directors, officers, employees, shareholders, assigns and agents (the "Indemnified Party") from and against any and all damages, liabilities, losses, claims, demands, costs and expenses (including, without limitation, reasonable attorneys' fees) which

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may be asserted against or sustained or incurred by any of the Indemnified Party as a result of, arising out of or relating to (i) any material breach or default by the Indemnifying Party of any of the terms or provisions of this Agreement, including without limitation, any use or misuse of the Megasearch Technology, or any negligence or errors or omissions on the party of a party in the performance of its duties or obligations hereunder, or (ii) any litigation involving the Indemnifying Party not relating to this Agreement where the Indemnified Party has been made a party to such litigation by virtue of the parties' strategic relationship.

9.   Force Majeure.  Subject to the limitations of this Agreement and except as
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specifically provided in this Agreement to the contrary, neither of the parties hereto shall be liable for defaults, delays or non-performance of any covenant, agreement, work, service, or other act required under this Agreement to be performed by such party, or for any damages, including, without limitation, any incidental or consequential damages, arising out of the failure to perform any of its obligations, by reason of any circumstance or condition beyond its control, including, without limitation, default of third-party vendors, suppliers or service providers, failure of power or other utilities, strikes, lockouts and other labor disputes or other industrial disturbances, unavoidable accidents, acts of terrorism, sabotage, embargoes, blockades, injunction or other administrative order, governmental law or regulations (including changes in United States foreign policy) which prevent or substantially interfere with the required performance, condemnations, riots, insurrections, martial law, conflicts (declared or undeclared), civil commotion or disorders and any adverse change in political, economic or social conditions, fire, explosion, flood, earthquakes and other casualty, acts of God, or any other cause beyond the control of such party (each, a "Force Majeure Event"). In the event of any such Force Majeure Event, the performance of any covenant, agreement, obligation, work or service, or other act of the party affected by such Force Majeure Event under this Agreement shall be excused for the period of delay and the period for the performance of the same shall be extended by such period. Each of the parties hereto shall take all reasonable steps to resume performance hereunder with the least possible delay.

10.  Miscellaneous.
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     10.1  Entire Agreement.  Except as otherwise provided herein, this
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Agreement constitutes the entire agreement between the parties, and all prior negotiations, representations, or agreements between the parties, whether oral or written, are merged into this Agreement. This Agreement may only be modified by an agreement in writing executed by the parties hereto.

     10.2  Binding Effect, Assignment.  This Agreement shall inure to the
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benefit of and be binding upon the parties and their respective successors in interest and assigns. Licensee may not assign this Agreement without the prior written consent of the Licensor.

     10.3  Notices.  All notices, requests, demands, and other communications
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provided for hereunder shall be in writing (or by telex or facsimile transmission) and shall be deemed to have been duly given:

          (i) On the date of service if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission

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               receipt acting as confirmation of service when
               sent and provided that telexed or telecopies notices are also mailed by first class, certified or registered mail, postage prepaid); or

          (ii) In seventy-two (72) hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows:

          The BigHub.com, Inc.:             PriceNet USA, Inc.:
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          2939 Moss Rock                    ____________________________________
          Suite 100                         ____________________________________
          San Antonio, Texas 78230          ____________________________________
          Facsimile: (210) 979-6336         Facsimile:__________________________
          Attn: Frank Denny, Chairman       Attn:_______________________________

or to such other address as the party affected may designate in a written notice in compliance with this Section.

     10.4  Arbitration.  Except for matters covered by Section 6(d) above, all
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disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of American Arbitration Association ("AAA") by one or more arbitrators appointed in accordance with said Rules. The place of arbitration shall be Orange County, California. The parties hereby renounce any right of recourse that they may have before the court of any jurisdiction except to obtain preliminary or injunctive relief or enforce an award of the arbitrator.

     If any award rendered by AAA in accordance with this arbitration clause would not be capable of being executed in the jurisdiction of a party against whom a claim for payment is made or where that party resides or carries on business, neither the award nor the said arbitration clause shall bar a party hereto from taking action before the courts that have jurisdiction over such other party.

     10.5  Attorney Fees.  In the event that any party shall bring an action or
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arbitration in connection with the performance, breach or interpretation hereof, then the prevailing party in such action, as determined by the court or other body having jurisdiction, shall be entitled to recover from the losing party in such action, as determined by the court or other body having jurisdiction, all reasonable costs and expenses of litigation or arbitration, including reasonable attorneys fees, court costs, costs of investigation and other costs reasonably related to such proceeding, in such amounts as may be determined in the discretion of the court or other body having jurisdiction.

     10.6.  Section Headings.  The various section headings are inserted for
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purposes of convenience only and shall not affect the meaning or interpretation of this Agreement or any section hereof.

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     10.7  Severability.  In the event that any provisions, or portions thereof,
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of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

     10.8  Counterparts.  The parties hereto may execute this Amendment
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simultaneously, in any number of counterparts or by annexing signature pages hereto, or on facsimile copies, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

11.  Access to Information. PriceNet hereby agrees to provide access to BigHub
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and its authorized representatives (e.g., its auditors) during normal business hours to PriceNet's accounting books and records in order to verify the accuracy of fees paid to BigHub. In the event that BigHub discovers an underpayment of fees for any three month period in excess of ten percent (10%), then, in addition to promptly paying to BigHub the amount of such underpayment, PriceNet shall reimburse BigHub for its reasonable costs incurred in conducting such audit.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.


The BigHub.com, Inc.                        PriceNet USA, Inc.


By:  /s/ Doug Martinez                      By:  /s/ Jerry Bellah
     -----------------------------               -------------------------------
Name:  Doug Martinez                        Name:    Jerry Bellah
                                                 -------------------------------
Title: Chief Operating Officer              Title:   President
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